Exhibit 10.10

FORM A

MAXTOR CORPORATION
RESTATED
RESTRICTED STOCK UNIT AWARD AGREEMENT

     On the Grant Date and subject to the terms set forth below, you were granted an award of Restricted Stock Units (the “Award”) pursuant to the Maxtor Corporation Restricted Stock Unit Plan (the “Plan”). In consideration of the [grant to you by the Committee, effective March 14, 2005, of certain equity incentives] [payment by the Company to you of an amount in cash], you and the Company hereby agree that, effective as of March 14, 2005, the Award shall be subject to the terms and conditions of the Plan, as amended and restated by the Committee effective March 7, 2005 (the “Restated Plan”).

Participant:

Grant Date:	March 23, 2004

Number of Restricted Stock Units:

Regular Vesting:	The Award will vest in full on 3rd anniversary of the Grant Date, provided your Service has not terminated.

Accelerated Vesting:	Provided that your Service has not terminated, upon the initial attainment, if at all, of the Net Income Goal with respect to fiscal year 2004, 2005 or 2006 of the Company (but only the first such fiscal year for which the Net Income Goal is attained), 50% of the Award will vest on the first regular pay day of the Company occurring on or after the 80th day following the end of such fiscal year; provided, however, that if the Committee determines that information necessary to determine whether the Net Income Goal has been attained is not available 80 days after the end of a fiscal year, any such accelerated vesting shall be effective on the first regular pay day of the Company occurring after a determination by the Committee that the Net Income Goal has been attained.

Net Income Goal:	The Net Income Goal is attained if, with respect fiscal year 2004, 2005 or 2006 of the Company, the net income of the Company, as publicly reported on a non-GAAP basis (or, if not publicly reported, on a non-GAAP basis determined by the Committee), equals or exceeds 10% of publicly reported revenue of the Company.

Settlement of Accelerated Portion:	Determination of the value and payment of the portion

of the Award whose vesting is accelerated, if at all, will be made in accordance with the provisions of the Restated Plan applicable to regular vesting.

     You will receive payment in cash for the value of vested Restricted Stock Units in accordance with the terms of the Restated Plan, subject to applicable tax withholding. However, if you are eligible to participate in the Maxtor Corporation Executive Deferred Compensation Plan, you may elect in accordance with the terms of that plan to defer receipt of all or any portion of the amounts that become payable to you under the Award.

     You may designate on the form attached as Exhibit B a beneficiary to receive any amount payable to you under the Restated Plan which has not been paid prior to your death.

     Unless otherwise defined in this Restated Restricted Stock Unit Award Agreement, capitalized terms have the meanings assigned to them by the Restated Plan.

     By your signature below, you and the Company agree that the Award is governed by this Restated Restricted Stock Unit Award Agreement and by the terms and conditions of the Restated Plan attached as Exhibit A and made a part of this Agreement. This Restated Restricted Stock Unit Award Agreement and the terms and conditions of the Restated Plan shall supersede in their entirety the terms and conditions of the Award as set forth in your original award agreement and the Plan prior to its amendment and restatement. You hereby acknowledge receipt of a copy of the Exhibits attached to this Agreement, and you represent that you have read and are familiar with their provisions and hereby accept the Award subject to all of their terms and conditions.

MAXTOR CORPORATION	PARTICIPANT

By:
Signature

Its:
Date

Address:	500 McCarthy Boulevard
	Milpitas, CA 95035	Address

ATTACHMENTS:

Exhibit A:	Maxtor Corporation Restricted Stock Unit Plan, as amended and restated through March 7, 2005

Exhibit B:	Designation of Beneficiary

EXHIBIT A

MAXTOR CORPORATION

RESTRICTED STOCK UNIT PLAN
(as Amended and Restated Through March 7, 2005)

EXHIBIT B

MAXTOR CORPORATION
DESIGNATION OF BENEFICIARY
UNDER RESTRICTED STOCK UNIT PLAN

TO:	[Company official designated to receive beneficiary designation]

FROM:

Name of Participant

     I am a participant in the Maxtor Corporation Restricted Stock Unit Plan (the “Plan”). In accordance with Section 7.1 of the Plan, in the event of my death, I designate the following as my beneficiary to receive all amounts payable to me under the Plan which I have not received prior to my death:

Beneficiary’s Name:

Social Security Number:

Relationship:

Address:

     If you are married and your beneficiary is someone other than your spouse, then your spouse must sign and date this form.

     This designation revokes all prior beneficiary designations I have made under the Plan.

Date:
Signature of Participant

Consent of Spouse:

     I am the spouse of the above named Participant. I consent to the above designation of a beneficiary other than me to receive payments due to my spouse under the Plan.

Date:
Signature of Participant’s Spouse

FORM B

MAXTOR CORPORATION
RESTATED
RESTRICTED STOCK UNIT AWARD AGREEMENT

     On the Grant Date and subject to the terms set forth below, you were granted an award of Restricted Stock Units (the “Award”) pursuant to the Maxtor Corporation Restricted Stock Unit Plan (the “Plan”). In consideration of the [grant to you by the Committee, effective March 14, 2005, of certain equity incentives] [payment by the Company to you of an amount in cash], you and the Company hereby agree that, effective as of March 14, 2005, the Award shall be subject to the terms and conditions of the Plan, as amended and restated by the Committee effective March 7, 2005 (the “Restated Plan”).

Participant:

Grant Date:

Number of Restricted Stock Units:

Vesting:	The Award will vest in full on 3rd anniversary of the Grant Date, provided your Service has not terminated.

     You will receive payment in cash for the value of vested Restricted Stock Units in accordance with the terms of the Restated Plan, subject to applicable tax withholding. However, if you are eligible to participate in the Maxtor Corporation Executive Deferred Compensation Plan, you may elect in accordance with the terms of that plan to defer receipt of all or any portion of the amounts that become payable to you under the Award.

     You may designate on the form attached as Exhibit B a beneficiary to receive any amount payable to you under the Restated Plan which has not been paid prior to your death.

     Unless otherwise defined in this Restated Restricted Stock Unit Award Agreement, capitalized terms have the meanings assigned to them by the Restated Plan.

[Remainder of page is intentionally blank]

     By your signature below, you and the Company agree that the Award is governed by this Restated Restricted Stock Unit Award Agreement and by the terms and conditions of the Restated Plan attached as Exhibit A and made a part of this Agreement. This Restated Restricted Stock Unit Award Agreement and the terms and conditions of the Restated Plan shall supersede in their entirety the terms and conditions of the Award as set forth in your original award agreement and the Plan prior to its amendment and restatement. You hereby acknowledge receipt of a copy of the Exhibits attached to this Agreement, and you represent that you have read and are familiar with their provisions and hereby accept the Award subject to all of their terms and conditions.

MAXTOR CORPORATION	PARTICIPANT

By:
Signature

Its:
Date

Address:	500 McCarthy Boulevard
	Milpitas, CA 95035	Address

ATTACHMENTS:

Exhibit A:	Maxtor Corporation Restricted Stock Unit Plan, as amended and restated through March 7, 2005

Exhibit B:	Designation of Beneficiary

EXHIBIT A

MAXTOR CORPORATION

RESTRICTED STOCK UNIT PLAN
(as Amended and Restated Through March 7, 2005)

EXHIBIT B

MAXTOR CORPORATION
DESIGNATION OF BENEFICIARY
UNDER RESTRICTED STOCK UNIT PLAN

TO:	[Company official designated to receive beneficiary designation]

FROM:

Name of Participant

     I am a participant in the Maxtor Corporation Restricted Stock Unit Plan (the “Plan”). In accordance with Section 7.1 of the Plan, in the event of my death, I designate the following as my beneficiary to receive all amounts payable to me under the Plan which I have not received prior to my death:

Beneficiary’s Name:

Social Security Number:

Relationship:

Address:

     If you are married and your beneficiary is someone other than your spouse, then your spouse must sign and date this form.

     This designation revokes all prior beneficiary designations I have made under the Plan.

Date:
Signature of Participant

Consent of Spouse:

     I am the spouse of the above named Participant. I consent to the above designation of a beneficiary other than me to receive payments due to my spouse under the Plan.

Date:
Signature of Participant’s Spouse

Schedule to Exhibit 10.10

Forms of Restated Restricted Stock Unit Award Agreements

Name of Participant	Form	Consideration	Award	Vesting Schedule
Grant Date
David Beaver	A	Nominal equity incentive or payment of cash	March 23, 2004	Standard three (3) year vesting, with acceleration upon occurrence of certain events
Dr. C. S. Park Michael J. Wingert Fariba Danesh Duston M. Williams	B	Nominal equity incentive or payment of cash	Date of hire	Standard three (3) year vesting
Kurt Richarz	B	Nominal equity incentive or payment of cash	February 7, 2005	Standard three (3) year vesting